EXHIBIT 10.47
                                  $106,000,000

                                 BARNEY'S, INC.
                                       AND
                             BARNEYS NEW YORK, INC.

                           106,000 UNITS CONSISTING OF
           9.000% SENIOR SECURED NOTES DUE 2008 OF BARNEY'S, INC. AND
             WARRANTS TO PURCHASE 361,672 SHARES OF COMMON STOCK OF
                             BARNEYS NEW YORK, INC.


                               PURCHASE AGREEMENT
                               ------------------

                                                                  March 26, 2003

JEFFERIES & COMPANY, INC.
520 Madison Avenue, 12th Floor
New York, New York 10022


Ladies and Gentlemen:

                     Barney's, Inc., a New York corporation (the "Company"), Barneys New York, Inc., a Delaware corporation and the sole shareholder of the Company ("Holdings" and, together with the Company, the "Issuers"), and each of the Subsidiary Guarantors (as hereinafter defined), hereby agree with you as follows:

                     1. ISSUANCE OF UNITS. Subject to the terms and conditions herein contained, the Issuers propose to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser") an aggregate of 106,000 Units (the "Units"), each Unit consisting of $1,000 in principal amount at maturity of the Company's 9.000% Senior Secured Notes due 2008 (the "Notes") and one Warrant (a "Warrant") to purchase 3.412 shares (such shares aggregating to 2.5% of the fully-diluted common stock of Holdings as of the Closing Date (as hereinafter defined) (assuming exercise of all such warrants)) of common stock of Holdings, par value $0.01 per share (the "Common Stock"), subject to the terms and conditions set forth herein. The Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date, by and among the Company, Holdings, the Subsidiary Guarantors (as hereinafter defined), and Wilmington Trust Company, as trustee (the "Trustee"). The Warrants are to be issued pursuant to the provisions of a warrant agreement (the "Warrant Agreement"), to be dated as of the Closing Date, by and between Holdings and Wilmington Trust Company, as warrant agent (in such capacity, the "Warrant Agent"). As used herein, the term "Warrant Shares" shall mean, collectively, the shares of Common Stock issuable upon exercise of the Warrants. As used herein, the term "Securities" shall mean, collectively, the Units, the Notes, the Warrants and the Warrant Shares. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture or the Warrant Agreement, as the case may be.

                     The Notes will be secured by second-priority liens on the assets of the Company, Holdings and the Subsidiary Guarantors pursuant to the Security Documents. As used herein, the term "Security Documents" means:

(a) the security agreement, to be dated as of the Closing Date (as hereinafter defined), by and among the Company, Barneys America, Inc., Barneys (CA) Lease Corp., Barneys (NY) Lease Corp., Basco All-American Sportswear Corp., BNY Licensing Corp., Barneys America (Chicago) Lease Corp. (collectively, the "Borrowers") and Wilmington Trust Company, as collateral agent (in such capacity, the "Collateral Agent") (the "Borrowers' Security Agreement");

(b) the security agreement, to be dated as of the Closing Date, by and between Holdings and the Collateral Agent ("Holdings' Security Agreement");

(c) the pledge agreement, to be dated as of the Closing Date, by and among the Borrowers and the Collateral Agent (the "Borrowers' Pledge Agreement");

(d) the pledge agreement, to be dated as of the Closing Date, by and among Holdings and the Collateral Agent ("Holdings' Pledge Agreement");

(e) the intellectual property security agreement, to be dated as of the Closing Date, by and among the Borrowers and the Collateral Agent (the "Intellectual Property Security Agreement");

(f) the three blocked account agreements, to be dated as of the Closing Date, by and among the Company, Holdings, the Collateral Agent and the banks party thereto (the "Blocked Account Agreements"), to the extent obtained; and

(g) the lockbox account agreement, to be dated as of the Closing Date, by and among Citibank, N.A., the Company and the Collateral Agent (the "Lockbox Account Agreement"), to the extent obtained.

           The Units will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Units shall bear the legends set forth in the final offering circular, dated March 26, 2003 (the "Final Offering Circular"), relating to the offer and the sale of the Units. The Company has prepared a preliminary offering circular, dated March 3, 2003 (the "Preliminary Offering Circular"), relating to the offer and the sale of the Notes, and the Issuers have prepared the Final Offering Circular relating to the offer and sale of the Units (the "Offering"). "Offering Circular" means, as of any date or time referred to in this Agreement, the most recent offering circular (whether the Preliminary Offering Circular or the Final Offering Circular, and any amendment or supplement to either such document), including exhibits and schedules thereto.

           In connection with the sale of the Units, the Company and the Subsidiary Guarantors (as hereinafter defined) are concurrently entering into a restatement of the credit facility among the Company, the Subsidiary Guarantors and General Electric Capital Corporation, as Administrative Agent, on the Closing Date (as defined in Section 3) which provides for a $70.0 million credit facility pursuant to which the Company and the Subsidiary Guarantors may borrow up to $66.0 million, with a $40.0 million sub-limit for the issuance of letters of credit, subject to a borrowing base test (as amended, supplemented, modified, extended or restated from time to time, the "Credit Facility").


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
                     2. TERMS OF OFFERING. The Initial Purchaser has advised the Issuers, and the Issuers understand, that the Initial Purchaser will make offers to sell (the "Exempt Resales") some or all of the Units purchased by the Initial Purchaser hereunder on the terms set forth in the Final Offering Circular, as amended or supplemented, to persons (the "Subsequent Purchasers") whom the Initial Purchaser (i) reasonably believes to be "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the Act, (ii) reasonably believes (based upon written representations made by such persons to the Initial Purchaser) to be institutional "accredited investors" ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or (iii) reasonably believes to be non-U.S. persons (as defined in Rule 902(k) of the Act) in reliance upon Regulation S under the Act.

                     Pursuant to the Indenture, Holdings and each of the entities listed on Schedule A attached hereto (each such entity, a "Subsidiary Guarantor" and, together with Holdings, the "Guarantors"), jointly and severally, shall fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes and to the Trustee the payment and performance of the Company's obligations under the Indenture and the Notes (each such guarantee, a "Guarantee" and, collectively, the "Guarantees").

                     The Notes and the related Guarantees will be secured by a second-priority lien on all of the Company's assets that secure its obligations under the Credit Facility, and all of the assets of the Guarantors that secure their obligations under the Credit Facility.

                     Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Closing Date (as defined in Section 3). Pursuant to the Registration Rights Agreement, the Company, Holdings and the Subsidiary Guarantors will agree, among other things, to file with the Securities and Exchange Commission (the "SEC") (a) a registration statement under the Act relating to senior secured notes (the "Exchange Notes") (which shall be identical to the Notes and the related Guarantees except that the Exchange Notes and the related Guarantees shall have been registered pursuant to such registration statement and will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Notes (such offer to exchange being referred to as the "Exchange Offer") and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Notes. If required under the Registration Rights Agreement, the Company will issue Exchange Notes to the Initial Purchaser (the "Private Exchange Notes"). If the Company, Holdings or any of the Subsidiary Guarantors fail to satisfy certain obligations under the Registration Rights Agreement, the Company, Holdings and the Subsidiary Guarantors will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) to the holders of the Notes under certain circumstances.

                     Holders of the Warrants (including Subsequent Purchasers) will have the registration rights described in the Offering Circular, which will be set forth in the registration rights agreement (the "Equity Registration Rights Agreement" and, together with the Registration Rights Agreement, the "Registration Rights Agreements"), to be dated the Closing Date, for so long as such Warrant Shares constitute Registrable Securities (as defined therein).

                     Pursuant to the Equity Registration Rights Agreement, Holdings will file a registration statement upon exercise of a demand registration right by the holders of the Registrable Securities, an "Equity Registration Statement," covering the resale of the Warrant Shares by the holder thereof and to use its reasonable best efforts to cause such Equity Registration Statement to be declared effective, subject to certain exceptions, and to remain effective for the period specified in the Equity Registration Rights Agreement.

                     This purchase agreement (the "Agreement"), the Indenture, the Registration Rights Agreements, the Notes, the Guarantees, the Security Documents, the Warrant Agreement, the Warrants, the Warrant Shares, the Units, the Exchange Notes and the Private Exchange Notes are referred to herein as the "Documents."

                     3. PURCHASE, SALE AND DELIVERY. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, 106,000 Units at a purchase price equal to $824.50 per Unit. Such amount, when paid, will represent full satisfaction of Holdings' obligations to the Initial Purchaser under Section 5(a) of the Letter Agreement dated January 17, 2003, between Holdings and the Initial Purchaser, as amended (the "Letter Agreement")). Delivery to the Initial Purchaser of and payment for the Units shall be made at a closing (the "Closing") to be held at 9:00 a.m., New York time, on April 1, 2003 or such other date as the Issuers and the Initial Purchaser shall mutually agree (the "Closing Date") at the New York offices of Latham & Watkins LLP.

                     The Issuers shall deliver to the Initial Purchaser one or more certificates representing the Units in definitive form, registered in such names and denominations as the Initial Purchaser may request, against payment by the Initial Purchaser of the purchase price therefor by immediately available Federal funds bank wire transfer to such bank account or accounts as the Issuers shall have heretofore designated to the Initial Purchaser. The certificates representing the Units in definitive form shall be made available to the Initial Purchaser for inspection at the New York offices of Latham & Watkins LLP (or such other place as shall be reasonably acceptable to the Initial Purchaser) as promptly as practicable prior to the Closing. Units to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Issuers, with The Depository Trust Company ("DTC") or its designated custodian, and registered in the name of Cede & Co.

                     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, HOLDINGS AND THE SUBSIDIARY GUARANTORS. Each of the Company, Holdings and the Subsidiary Guarantors, jointly and severally, represent and warrant to the Initial Purchaser that, (i) as of the date hereof or with respect to paragraphs (f),
(g), (pp), (qq), (rr), (ss), (tt) and (uu) of this Section 4, as of 5:00 p.m. on March 31, 2003 and (ii) as of the Closing Date:

(a) The Preliminary Offering Circular as of its date did not, and the Final Offering Circular as of its date did not, and as of the Closing Date will not, and each supplement or amendment thereto as of its date will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Circular, for pricing terms and other financial terms intentionally left blank) necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company, Holdings and the Subsidiary Guarantors make no representation or warranty as to the information contained in the "Plan of Distribution" section of the Offering Circular supplied by the Initial Purchaser or its counsel in writing for specific inclusion in the Offering Circular. No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by this Agreement or each of the other Documents is subject to the registration requirements of the Act, or
     (ii) could prevent or suspend the issuance or sale of the Units, Notes or Warrants or the use of the Preliminary Offering Circular, the Final Offering Circular or any amendment or supplement thereto, in any jurisdiction. Each of the Preliminary Offering Circular and the Final Offering Circular as of their respective dates contained, and the Final Offering Circular, as amended or supplemented, as of the Closing Date will contain, all the information specified in, and will meet the requirements of, Rule 144A(d)(4) under the Act. Any transactions specified in Item 404 of Regulation S-K under the Act that would be required to be disclosed in the Final Offering Circular if the Final Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act have been disclosed in the Final Offering Circular.

(b) Each corporation, partnership or other entity in which the Company, directly or indirectly through any of its subsidiaries, owns fifty percent (50%) or more of any class of securities or interests is listed on Schedule B attached hereto (collectively, the "Subsidiaries").

(c) Each of the Company, Holdings, and the Subsidiaries (i) has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company, Holdings and the Subsidiaries, taken as a whole,
     (B) the ability of the Company, Holdings and the Subsidiary Guarantors to perform their respective obligations under any Document or (C) the validity of any of the Documents or the consummation of any of the transactions contemplated therein (each, a "Material Adverse Effect").

(d) Provided that the exercise price of each Warrant shall equal or exceed $0.01 per share at all times, all of the issued and outstanding shares of capital stock of each of the Company and Holdings (i) have been, and the Warrant Shares, when issued in accordance with the terms and conditions contained in the Warrant Agreement will be, duly authorized and validly issued, (ii) are, and the Warrant Shares, when issued in accordance with the terms and conditions contained in the Warrant Agreement will be, fully paid and nonassessable, and (iii) were not, and the Warrant Shares will not be subject to, any preemptive or similar rights. As of the Closing Date, the Warrant Shares will have been duly reserved for issuance by Holdings. The information as of February 1, 2003 under the column "Actual" in the table under the caption "Capitalization" in the Final Offering Circular (including the footnotes thereto) sets forth, as of February 1, 2003, the capitalization of Holdings. Except as disclosed in the Offering Circular, as of the Closing Date, all of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries will be owned directly or indirectly by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, "Liens"), other than those imposed by the Act, the securities or "Blue Sky" laws of certain domestic or foreign jurisdictions. Except as disclosed in the Final Offering Circular or pursuant to stock option plans which are disclosed in the Final Offering Circular, there are no outstanding (A) options, warrants or other rights to purchase from Holdings or any of its subsidiaries, (B) agreements, contracts, arrangements or other obligations of Holdings or any of its subsidiaries to issue, or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of, or other ownership or equity interests in, Holdings or any of its subsidiaries.

(e) Except as disclosed in the Offering Circular, no holder of securities of Holdings or any of its subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by (i) the Company with respect to the Notes pursuant to the Registration Rights Agreement or (ii) Holdings with respect to the Warrants and the Warrant Shares pursuant to the Equity Registration Rights Agreement.

(f) The Company, Holdings and each of the Subsidiary Guarantors have all requisite corporate power and authority to execute, deliver and perform their obligations under the Documents to which they are a party and to consummate the transactions contemplated thereby.

(g) This Agreement has been duly authorized, executed and delivered by the Company, Holdings and the Subsidiary Guarantors. The Indenture has been duly authorized by the Company, Holdings and the Subsidiary Guarantors and, as of the Closing Date, will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). Assuming the due authorization, execution and delivery thereof by each other party thereto, the Indenture, when executed and delivered by the Company, Holdings and the Subsidiary Guarantors, will constitute a legal, valid and binding obligation of the Company, Holdings and the Subsidiary Guarantors, enforceable against each of the Company, Holdings and the Subsidiary Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought, (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations and (C) except to the extent that a waiver of rights under any usury laws may be unenforceable.

(h) The Registration Rights Agreement and the Security Documents have each been duly and validly authorized by the Company, Holdings and the Subsidiary Guarantors to the extent a party thereto. The Registration Rights Agreement and the Security Documents, when executed and delivered by the Company, Holdings and the Subsidiary Guarantors to the extent a party thereto, will each be validly executed and delivered and (assuming the due authorization, execution and delivery by you, the Trustee and the other parties thereto, as applicable) will each constitute legal, valid and binding obligations of the Company, Holdings and the Subsidiary Guarantors to the extent a party thereto in accordance with the terms thereof, enforceable against the Company, Holdings and the Subsidiary Guarantors to the extent a party thereto in accordance with their terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought, (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations, and (C) certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of such agreements, and each of such agreements contains adequate provisions for the practical realization of the rights and benefits afforded thereby.

(i) The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, Exchange Notes and Private Exchange Notes have each been duly authorized by the Company and, in the case of the Notes, when executed and delivered by the Company, delivered to and paid for by the Initial Purchaser and authenticated by the Trustee, in accordance with the terms of this Agreement and the Indenture, the Notes will have been duly executed, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity (whether applied by a court of law or equity)


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
     and the discretion of the court before which any proceeding therefor may be brought, and (iii) except to the extent that a waiver of usury laws may be unenforceable.

(j) The Guarantees have been duly authorized by each of the Guarantors and, when executed by the Guarantors and when the Notes on which such Guarantees have been endorsed have been duly executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute legal, valid and binding obligations of each of the Guarantors, entitled to the benefit of the Indenture, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought, and (iii) except to the extent that a waiver of usury laws may be unenforceable.

(k) Neither Holdings, the Company nor any of the Subsidiaries is in violation of its respective certificate of incorporation, by-laws or other organizational documents (the "Charter Documents"). Neither Holdings, the Company nor any of the Subsidiaries is, nor to the Company's knowledge does any condition exist (with the passage of time or otherwise) that could reasonably be expected to cause Holdings, the Company or any of the Subsidiaries to be, (i) in violation of any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to the Company, any of the Subsidiaries or any of their properties (collectively, "Applicable Law") of any federal, state, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a "Governmental Authority"), or (ii) in breach of or in default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, "Applicable Agreements") (except for the Credit Facility with respect to which, as of the Closing Date, neither Holdings, the Company, nor any of the Subsidiaries will be in breach of or in default thereunder), other than such violations, breaches or defaults (x) disclosed in the Final Offering Circular or (y) that would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, all Applicable Agreements are in full force and effect and are the legal, valid and binding obligations of the parties thereto with only such exceptions as could not, individually or in the aggregate, have a Material Adverse Effect.

(l) Neither the execution, delivery or performance of the Documents nor the consummation of any of the transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) or result in the imposition of a Lien on any assets of Holdings, the Company or any of the Subsidiaries (except Permitted Liens) under or pursuant to, (i) the Charter Documents, (ii) any Applicable Agreement, other than such conflicts, violations, breaches, defaults, consents, Liens or accelerations that would not, individually or in the aggregate, have a Material Adverse Effect (except for the Credit Facility with respect to which, as of the Closing Date, neither the execution, delivery or performance of the Documents nor the consummation of any of the transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) or result in the imposition of a Lien on any assets of Holdings, the Company or any of the Subsidiaries (except Permitted Liens)), or (iii) any Applicable Law. After consummation of the Offering and the transactions


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     contemplated in the Documents, no Default or Event of Default will exist under the Indenture.

(m) When executed and delivered, the Documents will conform in all material respects to the descriptions thereof in the Final Offering Circular, and the Security Documents will create valid and enforceable security interests in favor of the Collateral Agent in all Collateral which security interests will secure the repayment of the Notes and the other obligations purported to be secured thereby. As of the Closing Date, the Note Liens will be subject in terms of priority only to the Priority Liens and Permitted Liens that are prior to the Note Liens by operation of law.

(n) No filing with, consent, approval, authorization or order of, any Governmental Authority is required for the consummation of the transactions contemplated by this Agreement, the Indenture, the Security Documents, the Warrant Agreement and the Registration Rights Agreements, except (i) as have been obtained or will have been obtained on or before the Closing Date, (ii) as may be necessary to perfect security interests granted pursuant to the Security Documents and (iii) as may be required under the Act or state securities laws or "Blue Sky" laws.

(o) Except as disclosed in the Final Offering Circular, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, "Proceedings"), pending or, to the knowledge of the Company, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the transactions contemplated therein, or (ii) would, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Final Offering Circular, neither the Company nor any of the Guarantors is subject to any judgment, order or decree of which the Company has knowledge that would, individually or in the aggregate, have a Material Adverse Effect.

(p) Each of Holdings, the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Final Offering Circular ("Permits"), except (i) as disclosed in the Final Offering Circular, or (ii) where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect. None of Holdings, the Company or the Subsidiaries has received actual notice of any proceeding relating to revocation or modification of any such Permit, except (i) as disclosed in the Final Offering Circular, or
     (ii) where such revocation or modification could not, individually or in the aggregate, have a Material Adverse Effect.

(q) Each of Holdings, the Company and the Subsidiaries will have good and marketable title to all real property owned by it, good title to all personal property owned by it and good and marketable title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens, except Permitted Liens.

(r) Each of Holdings, the Company and the Subsidiaries maintains reasonable adequate insurance covering its properties, operations, personnel and business as is customary in the businesses in it is engaged. To the knowledge of the Company, all policies of insurance insuring Holdings, the Company and any of the Subsidiaries and their respective businesses, assets, employees, officers and directors are in full force and effect. Each of Holdings, the Company and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects, and, except as disclosed in the Final Offering Circular, there are no claims by

     Holdings, the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, which claims, individually or in the aggregate would have a Material Adverse Effect.

(s) All material Tax returns required to be filed by Holdings, the Company and each of the Subsidiaries have been filed or extensions thereof have been requested, and all such returns are true, complete and correct in all material respects. All material Taxes that are due from Holdings, the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP"). To the knowledge of the Company after due inquiry, there are no proposed Tax assessments against Holdings, the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, the accruals and reserves on the books and records of Holdings, the Company and the Subsidiaries in respect of any material Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(t) Each of Holdings, the Company and the Subsidiaries owns, or is validly licensed under, or has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") necessary for the conduct of its businesses and, as of the Closing Date, will be free and clear of all Liens (except Permitted Liens), except where the failure to own, license or have the right to use such Intellectual Property would not have a Material Adverse Effect. To the Company's knowledge, no claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by Holdings, the Company or any of the Subsidiaries or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto, and, to the Company's knowledge, there are no facts which would form a valid basis for any such claim, other than any claims that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, the use of such Intellectual Property by Holdings, the Company or any of the Subsidiaries will not infringe on the Intellectual Property rights of any other person.

(u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(v) The audited consolidated financial statements and related notes of Holdings contained in the Final Offering Circular (collectively, the "Financial Statements") will present fairly in all material respects the financial position, results of operations and cash flows of Holdings and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and, except as disclosed in the Final Offering Circular, have been prepared in accordance with GAAP and comply as to form with the requirements of Regulation S-X of the Act. Except as set forth in the Final Offering Circular, the selected consolidated historical financial data included in the Final Offering

     Circular has been prepared on a basis consistent with that of the Financial Statements and present fairly, in all material respects, the financial position and results of operations of Holdings and its consolidated subsidiaries as of the respective dates and for the respective periods indicated. All other financial, statistical, and market and industry-related data included in the Final Offering Circular are based on or derived from sources that the Company believes to be reliable and accurate.

(w) The pro forma financial data set forth in the Final Offering Circular include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect, in all material respects, the proper application of those adjustments to the financial data in the pro forma financial data included in the Final Offering Circular.

(x) Subsequent to the respective dates as of which information is given in the Offering Circular, except as disclosed in the Offering Circular, (i) neither Holdings, the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of Holdings, the Company or any Subsidiary (other than any increases in short-term indebtedness of Holdings, the Company or any Subsidiary in the ordinary course of business relating to the working capital needs of Holdings, the Company or any such Subsidiary), or any payment of or declaration to pay any dividends or any other distribution with respect to Holdings, the Company or any of the Subsidiaries, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of Holdings, the Company and the Subsidiaries in the aggregate (each of clauses (i), (ii) and (iii), a "Material Adverse Change").

(y) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company retaining any rating assigned to the Company or to any securities of the Company, or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of Holdings, the Company or any of the Subsidiaries or any securities of Holdings, the Company or any of the Subsidiaries.

(z) All indebtedness represented by the Notes and the Guarantees is being incurred for proper purposes and in good faith. On the Closing Date, the Company and each of the Guarantors (i) will be solvent, (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature.

(aa) None of Holdings, the Company or the Subsidiaries has and, to each of its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of either of the Issuers to facilitate the sale or resale of the Units, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Units, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuers (other than pursuant to this Agreement or pursuant to the Letter Agreement.

(bb) Assuming (i) the representations of the Initial Purchaser contained in this Agreement are true, correct and complete, (ii) compliance by the Initial Purchaser with its covenants set forth in this Agreement and (iii) the accuracy of and compliance with the representations and warranties made in accordance with this Agreement and the Offering Circular by purchasers to whom the Initial Purchaser initially resells the Units, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchaser pursuant to this Agreement or the offer and resale of the Units by the Initial Purchaser, in the manner contemplated by this Agreement and described in the Offering Circular, to register the Securities under the Act or to qualify the Indenture under the TIA.

(cc) The Units, Notes and Warrants are eligible for resale pursuant to Rule 144A(d)(3) under the Act, and no other securities of the Issuers of the same class (within the meaning of Rule 144A under the Act) as the Units, Notes and Warrants are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system. No securities of the Issuers of the same class as the Units, Notes and Warrants have been offered, issued or sold by the Issuers or any of their Affiliates within the six-month period immediately prior to the date hereof.

(dd) Neither the Issuers nor any of their Affiliates or other person acting on behalf of the Issuers has offered or sold the Units by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Units sold outside the United States to non-U.S. persons, by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Issuers, any Affiliate of the Issuers and any person acting on behalf of the Issuers have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided that no representation is made in this subsection with respect to the actions of the Initial Purchaser, any of its Affiliates or any other person on behalf of the Initial Purchaser or any of its Affiliates.

(ee) Each of Holdings, the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to each "pension plan" (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA which Holdings, the Company or the Subsidiaries sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended, or the rules, regulations and published interpretations promulgated thereunder, except where the failure to fulfill such obligations would not have a Material Adverse Effect. None of Holdings, the Company or the Subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(ff) No labor problem, union organizing activity or dispute with any employees of the Company, Holdings, the Subsidiary Guarantors or any of their subsidiaries exists or to the Company's best knowledge is threatened or imminent that could have a Material Adverse Effect.

(gg) None of the transactions contemplated in the Documents will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
     221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

(hh) Neither Issuer is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and neither Issuer is, nor after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Final Offering Circular will be, an "investment company" as defined in the Investment Company Act.

(ii) The Issuers have not engaged any broker, finder, commission agent or other similar person (other than the Initial Purchaser) in connection with the Offering or any of the transactions contemplated in the Documents, and the Issuers are not under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser).

(jj) Each of Holdings, the Company and the Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received actual notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except (A) as disclosed in the Final Offering Circular or (B) where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Final Offering Circular, neither Holdings, the Company nor any of the Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of Holdings, the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs would not have a Material Adverse Effect.

(kk) As of the Closing Date, there will be no encumbrances or restrictions on the ability of Holdings or any Subsidiary (x) to pay dividends or make other distributions on such parties' capital stock or to make loans or advances or pay any indebtedness to, or investments in, Holdings, the Company or any Subsidiary, or (y) to transfer any of its property or assets to Holdings, the Company or any Subsidiary, except pursuant to the Credit Facility or as described in the Final Offering Circular.

(ll) As of the Closing Date the Borrowers and Holdings will own the Collateral free and clear of all Liens except for Permitted Liens.

(mm) As of the Closing Date, the representations and warranties contained in the Security Documents will be true and correct in all material respects.

(nn) As of the Closing Date, the Note Liens will have been duly perfected as to all Collateral, except with respect to any deposit or security accounts which are perfected in accordance with the terms of the Security Documents.

(oo) Each certificate signed by any officer of Holdings, the Company, or any Subsidiary and delivered to the Initial Purchaser shall be deemed a representation and warranty by Holdings, the Company or any such Subsidiary (and not individually by such officer) to the Initial Purchaser with respect to the matters covered thereby.

(pp) The Warrants, when issued on the Closing Date, will provide for the right to purchase 2.5% of the fully-diluted common stock of Holdings as of the Closing Date, determined in accordance with GAAP (assuming exercise of all such warrants).

(qq) The Warrants, when issued, will be in the form contemplated by the Warrant Agreement. The Warrants have been duly authorized by Holdings and when executed and delivered by Holdings, delivered to and paid for by the Initial Purchaser and authenticated by the Warrant Agent, in accordance with the terms of this Agreement and the Warrant Agreement, the Warrants will have been duly executed, issued and delivered by Holdings and will constitute legal, valid and binding obligations of Holdings, entitled to the benefit of the Warrant Agreement and the Equity Registration Rights Agreement, and enforceable against Holdings in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(rr) The Warrant Shares have been duly and validly authorized for issuance by Holdings, and when issued pursuant to the terms of the Warrants and the Warrant Agreement, will be fully paid and non-assessable and will not be subject to any preemptive or similar rights assuming that at the time of the issuance of any Warrant Share upon the exercise of any Warrant, the exercise price of such Warrant shall equal or exceed $0.01 per share.

(ss) The Equity Registration Rights Agreement has been duly and validly authorized by Holdings. The Equity Registration Rights Agreement, when executed and delivered by Holdings, will be validly executed and delivered and (assuming due authorization, execution and delivery by you and the other parties thereto) will constitute the legal, valid and binding obligation of Holdings in accordance with the terms thereof, enforceable against Holdings in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(tt) The Warrant Agreement has been duly and validly authorized by Holdings. The Warrant Agreement, when executed and delivered by Holdings will be validly executed and delivered and (assuming due authorization, execution and delivery by the Warrant Agent and the other parties thereto) will constitute the legal, valid and binding obligation of Holdings in accordance with the terms thereof, enforceable against Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(uu) Each of the Issuers has duly authorized the issuance of the Notes and the Warrants as a Unit.

                     5. COVENANTS OF THE COMPANY, HOLDINGS AND THE SUBSIDIARY GUARANTORS. The Company, Holdings and the Subsidiary Guarantors, jointly and severally, hereby agree:

(a) To (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Final Offering Circular untrue or that requires the making of any additions to or changes in the Final Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b) To (i) furnish the Initial Purchaser, without charge, with as many copies of the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, and (ii) promptly prepare, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Final Offering Circular that the Initial Purchaser, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of (a) the Preliminary Offering Circular by the Initial Purchaser prior to the date of the Final Offering Circular and (b) the Final Offering Circular, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).

(c) Not to amend or supplement the Final Offering Circular prior to the Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall have provided a written consent thereto, which consent shall not be unreasonably withheld.

(d) So long as the Initial Purchaser shall hold any of the Units, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Final Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to comply with Applicable Law, the Company will, at the expense of the Company, prepare and provide the Initial Purchaser with an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that, as so amended or supplemented, the Final Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will comply with Applicable Law, and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Final Offering Circular so that the Final Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to prepare an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that the Final Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, to, during any period in which Holdings is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.

(f) To cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the qualification of the Securities under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided that neither the Company, Holdings nor any Subsidiary Guarantor shall be obligated to file any general consent to service of process or qualify to do business as a foreign corporation in any jurisdiction in which it is not required to be qualified.

(g) Whether or not any of the Offering or the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Preliminary Offering Circular and the Final Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchaser's counsel relating to such qualification) and (E) furnishing such copies of the Preliminary Offering Circular and the Final Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchaser, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with qualifying the Units, Notes and Warrants for trading on the Private Offerings, Resales and Trading Automated Linkages ("PORTAL") market, (iv) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee, the Warrant Agent and the Collateral Agent and (vii) all reasonable fees, disbursements and out-of-pocket expenses incurred by Initial Purchaser in connection with its services rendered and to be rendered in connection with the Offering including, without limitation, the fees, expenses, disbursements and charges (including fees for processing and distributing the Documents) of Latham & Watkins LLP, counsel to the Initial Purchaser, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures; provided, however, that the Company shall not be responsible for the fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser, including the fees and disbursements of Latham & Watkins LLP, pursuant to (vii) above in excess of $375,000 without the express written consent of the Company; provided, however, that any payment by the Company, Holdings or any of the Subsidiary Guarantors pursuant to this clause (vii) will be a credit against the obligations of Holdings set forth in Section 5(b) of the Letter Agreement. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company, Holdings or the Subsidiary Guarantors to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than in each such case solely by reason of a default by the Initial Purchaser on its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser in cash upon demand for all fees, disbursements and out-of-pocket expenses (including fees, expenses, disbursements and charges of Latham & Watkins LLP, counsel for the Initial Purchaser to be paid in cash) that shall have been incurred by the Initial Purchaser in connection with the proposed Offering; provided, however, that the Company shall not be responsible for the fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser in excess of $375,000 without the express written consent of the Company; provided further, however, that any such reimbursement will be a credit against the obligations of Holdings set forth in Section 5(b) of the Letter Agreement.

(h) To use the proceeds of the Offering in the manner described in the Final Offering Circular under the caption "Use of Proceeds."

(i) To do and perform all things required to be done and performed in all material respects under the Documents prior to and after the Closing Date.

(j) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of the Units in a manner that could require the registration under the Act of the sale to the Initial Purchaser or to the Subsequent Purchasers of the Units.

(k) To comply with the representation letter of the Company to DTC relating to the approval of the Units by DTC for "book entry" transfer.

(l) To use their commercially reasonable efforts to effect the inclusion of the Units, Notes and Warrants in PORTAL.

(m) For so long as any of the Securities remain outstanding, the Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustees or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by Holdings with the SEC or any national securities exchange on which any class of securities of Holdings may be listed; provided, however, that any such report or financial statements filed on EDGAR need not be furnished.

(n) Except in connection with the Exchange Offer, the filing of the Shelf Registration Statement or the filing of the Equity Registration Statement, not to, and not to authorize or permit any person acting on its behalf to,
     (i) distribute any offering material in connection with the offer and sale of the Securities other than the Preliminary Offering Circular and the Final Offering Circular and any amendments and supplements to the Final Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(o) During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), not to, and not to permit any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the

     Securities which constitute "restricted securities" under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

(p) To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Units or the sale thereof to the Initial Purchaser.

                     6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INITIAL PURCHASER. The Initial Purchaser represents and warrants to the Company, Holdings and the Subsidiary Guarantors and agrees that:

(a) It is a QIB as defined in Rule 144A under the Act and it will offer the Units for resale only upon the terms and conditions set forth in this Agreement and in the Final Offering Circular.

(b) It is not acquiring the Units with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Units only from, and will offer and sell the Units only to, persons reasonably believed by the Initial Purchaser to be (A) QIBs, (B) Accredited Investors or (C) non-U.S. persons referred to in Regulation S under the Act; provided, however, that in purchasing such Units, such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Offering Circular.

(c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Units to be sold in reliance on Regulation S, by means of any directed selling efforts, be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Units.

(d) The Initial Purchaser will deliver to each Subsequent Purchaser of the Units, in connection with its original distribution of the Units, a copy of the Final Offering Circular, as amended and supplemented at the date of such delivery.

(e) (i) It has not offered or sold and, before the expiration of the period of six months from the closing date for the Units, will not offer or sell any Units to persons in the United Kingdom, except to those persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) ---- received by it in connection with the issue or sale of any Units in circumstances in which
     Section 21(1) of the FSMA does not apply to the Company, and (iii) it has complied and will comply with all applicable provisions of the FSMA, with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom.

(f) It will not engage in hedging transactions with regard to the Warrants and the Warrant Shares prior to one year after the later of the commencement of this offering and the closing of this offering.

                     7. CONDITIONS. The obligation of the Initial Purchaser to purchase the Units under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

(a) All the representations and warranties of the Company, Holdings and the Subsidiary Guarantors contained in this Agreement and in each of the Documents shall be true and correct as of the date hereof and at the Closing Date. On or prior to the Closing Date, the Company, Holdings, and the Subsidiary Guarantors and each other party to the Documents (other than the Initial Purchaser) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by the Company, Holdings, the Subsidiary Guarantors or such other parties, which the failure to so satisfy could not, individually or in the aggregate, have a Material Adverse Effect).

(b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that could prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated under the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or threatened as of the Closing Date.

(c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that could, as of the Closing Date, reasonably be expected to prevent the consummation of the Offering or any of the transactions contemplated under the Documents. No Proceeding shall be pending or, to the knowledge of the Company after due inquiry, threatened other than Proceedings that (A) are disclosed in the Final Offering Circular, (B) if adversely determined could not, individually or in the aggregate, adversely affect the issuance or marketability of the Units, or
     (C) could not, individually or in the aggregate, have a Material Adverse Effect.

(d)  Since the date hereof, there shall not have been any Material Adverse
     Change.

(e) The Units, Notes and Warrants shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market.

(f) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(g) The proceeds of the Offering will be used in the manner described in the funds flow memorandum delivered by the Company prior to the Closing Date, with such terms and in such form as is reasonably acceptable to the Initial Purchaser.

(h)  The Initial Purchaser shall have received on the Closing Date:

     (i) certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer(s) of the Company, Holdings and the Subsidiary Guarantors, on behalf of the Company, Holdings and the Subsidiary Guarantors, respectively, to the effect that (a) the representations and warranties set forth in
          Section 4 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company, Holdings and the Subsidiary Guarantors have complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied hereunder at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date thereof), except as disclosed in the Final Offering Circular, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date thereof), other than as described in the Final Offering Circular or contemplated hereby, neither Holdings, the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to Holdings, the Company and the Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of Holdings, the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of Holdings, the Company or any Subsidiary that is material to the business, condition (financial or otherwise) or results of operations or prospects of Holdings, the Company and the Subsidiaries, taken as a whole, and (e) the sale of the Units has not been enjoined (temporarily or permanently);

     (ii) certificates dated the Closing Date, executed by the Secretary of each of the Company, Holdings and each Subsidiary Guarantor, certifying such matters as the Initial Purchaser may reasonably request;

     (iii) the opinions of Weil, Gotshal & Manges LLP, counsel to the Issuers and the Guarantors, dated the Closing Date, in the forms of Exhibit A and Exhibit B attached hereto and containing customary assumptions and qualifications reasonably satisfactory to the Initial Purchaser;

     (iv) the letter from Weil, Gotshal & Manges LLP, counsel to the Issuers, dated the Closing Date, in the form of Exhibit C attached hereto;

     (v) the opinion of Marc H. Perlowitz, General Counsel of the Issuers, dated the Closing Date, in the form of Exhibit D attached hereto;

     (vi) an opinion, dated the Closing Date, of Latham & Watkins LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser covering such matters as are customarily covered in such opinions.

(i) The Initial Purchaser shall have received from Ernst & Young LLP, independent auditors, with respect to the Company, (A) a customary comfort letter, dated the date of the Final Offering Circular, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circular and (B) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that Ernst & Young LLP reaffirm the statements made in its letter furnished pursuant to clause (A).

(j) Each of the Documents (except the Blocked Account Agreements and the Lockbox Account Agreement) shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each Document (except the Blocked Account Agreements and the Lockbox Account Agreement), except that the failure by the Initial Purchaser to execute and deliver the Registration Rights Agreement shall not constitute a basis upon which the Initial Purchaser may terminate this Agreement pursuant to Section 9(b) hereof if all of the other conditions to the obligations of the Initial Purchaser to purchase the Units under this Agreement have been satisfied.

(k) The Initial Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Offering or any transaction contemplated in the Documents that are required to be delivered at or prior to the Closing Date.

(l) None of the parties to any of the Documents (other than the Initial Purchaser) shall be in breach or default in any material respect under their respective obligations thereunder.

(m) On or prior to the Closing Date, the Company and the Subsidiary Guarantors shall have entered into a restatement of the Credit Facility, in form and substance reasonably satisfactory to the Initial Purchaser, providing for, among other items, a reduction in the revolving credit commitment thereunder and permitting a second-priority lien on the assets secured by the Credit Facility, and the Credit Facility, as restated, shall be in full force and effect as of such date.

(n)  The Collateral Agent shall have received on the Closing Date:

     (i) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code financing statements naming the Company and each Subsidiary Guarantor as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the security interests of the Collateral Agent pursuant to the Indenture;

     (ii) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Priority Liens) of any Person in any collateral described in the Indenture previously granted by any Person;

     (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company or any Subsidiary Guarantor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in the Indenture, other than such financing statements that evidence Priority Liens);

     (iv) such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent; and

     (v) the Collateral Agent and its counsel shall be satisfied that (i) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Final Offering Circular; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Indenture, in each case subject to Permitted Liens.

(o) All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clause (n)(i) and (ii) above (collectively, the "Filing Statements") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Collateral Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Collateral Agent and its counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Collateral Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

(p) The Administrative Agent shall have executed and delivered to the Collateral Agent the acknowledgements attached to the Borrowers' Pledge Agreement and Holdings' Pledge Agreement relating to the Pledged Stock.

(q) By 5:00 p.m. on Monday, March 31, 2003, the respective Boards of Directors of the Company, Holdings and the Subsidiary Guarantors shall have approved and authorized by all necessary corporate action (1) the execution and delivery of the Documents, (2) all actions to be performed or satisfied under the Documents, (3) the consummation of the transactions contemplated by the Documents, (4) the pricing terms of the Notes, Warrants and Units, and (5) all other actions necessary in connection with the transactions contemplated by the Documents and the offering of the Notes, Warrants and Units, and shall have provided you with notice of the same.

(r) By 5:00 p.m. on Monday, March 31, 2003, the representations and warranties of the Company, Holdings and the Subsidiary Guarantors set forth in Sections 4(f), (g), (pp), (qq), (rr), (ss), (tt) and (uu) hereof shall be true and correct.

                     8. INDEMNIFICATION AND CONTRIBUTION.

(a) Each of the Company, Holdings and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, each of its affiliates (including any person who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange
     Act) and their respective officers, directors, partners, shareholders, counsel, employees and agents (the Initial Purchaser and each such other person being referred to as an "Indemnified Person"), to the fullest extent lawful, from and against any losses, claims, damages, liabilities and reasonable expenses (or actions in respect thereof), as incurred, related to or arising out of or in connection with:

     (i) actions taken or omitted to be taken by the Company, Holdings, their respective affiliates, employees or agents;

     (ii) actions taken or omitted to be taken by any Indemnified Person (including acts or omissions constituting ordinary negligence) pursuant to the terms of, or in connection with services rendered pursuant to, the Offering or any Indemnified Person's role in connection therewith; provided, however, that the Company, Holdings and the Subsidiary Guarantors shall not be responsible for any losses, claims, damages, liabilities or expenses of any Indemnified Person to the extent, and only to the extent, that it is finally judicially determined that they are due primarily to such Indemnified Person's willful misconduct or gross negligence;

     (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Circular, or in any amendment or supplement thereto; and/or

     (iv) the omission or alleged omission to state in any Offering Circular or any amendment or supplement thereto, a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and, subject to the provisions hereof, will reimburse the Indemnified Persons for all reasonable expenses (including, without limitation, reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, defending or settling any such action or claim, whether or not in connection with litigation in which any Indemnified Person is a named party. If any of the Indemnified Persons' personnel appears as witnesses, are deposed or are otherwise involved in the defense of any action against an Indemnified Person, the Company, Holdings, the Subsidiary Guarantors or their respective officers or directors, the Company, Holdings and the Subsidiary Guarantors will pay the Initial Purchaser (i) with respect to each day that one of the Indemnified Persons' professional personnel appears as a witness or is deposed and/or (ii) with respect to each day that one of the Indemnified Persons' professional personnel is involved in the preparation therefor, (a) a fee of $2,000 per day for each such person with respect to each appearance as a witness or for a deposition and (b) at a rate of $200 per hour with respect to each hour of preparation for any such appearance, and Company, Holdings and the Subsidiary Guarantors will reimburse the Initial Purchaser for all reasonable expenses incurred by the Initial Purchaser by reason of any of the Indemnified Persons being involved in any such action; provided, however, the Company, Holdings and the Subsidiary Guarantors shall not be liable for indemnification hereunder with regard to (a) information contained in the "Plan of Distribution" section of the Offering Circular supplied by the Initial Purchaser or its counsel in writing for specific inclusion in the Offering Circular or (b) any negligent act or omission or willful misconduct by the Initial Purchaser or any other Indemnified Person which is the primary cause of, and results in, the unavailability to the Company (or any of its affiliates) or to the Offering of the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or Rule 144A thereunder. This indemnity will be in addition to any liability that the Company, Holdings and the Subsidiary Guarantors may otherwise have to the Indemnified Persons, and as to the Preliminary Offering Circular, shall not inure to the benefit of the Initial Purchaser (or any person controlling such Initial Purchaser) on account of any loss, claim, damage or liability arising from the sale of Securities to any person by the Initial Purchaser if the Initial Purchaser failed to send or give a copy of the Final Offering Circular (as the same may be supplemented or amended) to such person at or prior to the written confirmation of the sale of the Units to such person, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Offering Circular was corrected in the Final Offering Circular, unless such failure resulted from noncompliance by the Company, Holdings and the Subsidiary Guarantors with Section 5(b).

(b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, Holdings, the Subsidiary Guarantors and their respective directors, officers and each person, if any, who controls the Company, Holdings or any Subsidiary Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company, Holdings, the Subsidiary Guarantors or any such director, officer or controlling person may become subject, as incurred, related to or arising out of or in connection with (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Offering Circular or any amendment or supplement thereto or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser contained in the "Plan of Distribution" section of the Offering Circular, furnished to the Company or its agents by the Initial Purchaser or its counsel specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company, Holdings, the Subsidiary Guarantors or any such director, officer or controlling person in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the Company, Holdings and the Subsidiary Guarantors.

(c) As promptly as reasonably practical after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified party that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 8 or the Company, Holdings and the Subsidiary Guarantors in the case of paragraph (b) of this Section 8, representing the indemnified party under such paragraph (a) or paragraph
     (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld).

(d) No indemnifying party shall settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any indemnified party is or could have been a party and as to which indemnification or contribution could have been sought by such indemnified party hereunder (whether or not such indemnified party is a party thereto), unless such indemnified party has given its prior written consent, or the settlement, compromise, consent or termination includes an express unconditional release (which shall not be unreasonably withheld or delayed) of such indemnified party, reasonably satisfactory in form and in substance to such indemnified party, from all losses, claims, damages or liabilities arising out of such action, claim, suit or proceeding.

(e) If for any reason (other than the willful misconduct or gross negligence of an indemnified party or as otherwise provided above), the indemnity provided for in the preceding paragraphs of this Section 8 is unavailable to an indemnified party or insufficient to hold an indemnified party harmless, then each indemnifying party, to the fullest extent permitted by law, shall contribute to the amount paid or payable by such indemnified party as a result of such claims, liabilities, losses, damages or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other, from the Offering or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party or parties, on the one hand, and indemnified party or parties, on the other, but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party or parties, as well as any relevant equitable considerations.

     Notwithstanding the provisions hereof, the aggregate contribution of all Indemnified Persons to all claims, liabilities, losses, damages and expenses shall not exceed the amount of the total discounts and commissions received by the Initial Purchaser under this Agreement less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. It is hereby further agreed that the relative benefits received by the Company, Holdings and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other with respect to the Offering shall be deemed to be in the same proportion as (i) the total proceeds from the Offering (before deducting expenses) received by the Company and Holdings bears to (ii) the total discounts and commissions received by the Initial Purchaser in the Offering under this Agreement. The relative fault of the Company, Holdings and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other with respect to the Offering shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Holdings or the Subsidiary Guarantors or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission and any other equitable consideration appropriate to the circumstances.

(f) The Company, Holdings, the Subsidiary Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph
     (e). Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of any of the Company, Holdings or the Subsidiary Guarantors, each officer of any of the Company, Holdings or the Subsidiary Guarantors and each person, if any, who controls any of the Company, Holdings or any of the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company, Holdings and the Subsidiary Guarantors.

(g) No Indemnified Person shall have any liability to the Company, Holdings or the Subsidiary Guarantors or any officer, director, employee or affiliate thereof in connection with the services rendered in relation to the Offering except for any liability for claims, liabilities, losses or damages finally judicially determined to have resulted primarily as a result of such Indemnified Person's willful misconduct or gross negligence.

(h) The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability the Company, Holdings or the Subsidiary Guarantors may have to any Indemnified Person at common law or otherwise, (ii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser or any other Indemnified Person and (iii) shall be binding on any successor or assign of the Company, Holdings or the Subsidiary Guarantors and successors or assigns to the Company's, Holdings' and the Subsidiary Guarantors' business and assets.

(i) If the Company, Holdings or the Subsidiary Guarantors enter into any agreement or arrangement with respect to, or effects, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities, the Company, Holdings or the Subsidiary Guarantors shall provide for the assumption of their obligations under this Agreement by another party reasonably satisfactory to the Initial Purchaser.

                     9. TERMINATION. The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that, in the Initial Purchaser's reasonable judgment, makes it impracticable or inadvisable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Final Offering Circular;

(b) the failure of the Company, Holdings or the Subsidiary Guarantors to satisfy the conditions contained in Section 7(a) hereof on or prior to the Closing Date;

(c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchaser's sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Final Offering Circular or to enforce contracts for the sale of any of the Units;

(d) trading in Holdings' common stock shall have been suspended by the SEC or the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

(e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchaser's counsel's reasonable opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or

(f) the declaration of a banking moratorium by any federal or New York state Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser's opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

                     10. SURVIVAL OF REPRESENTATIONS AND INDEMNITIES. The representations and warranties, covenants, agreements, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Issuers, the other Guarantors and the Initial Purchaser set forth in this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Issuers or the other Guarantors, and (ii) acceptance of the Units, and payment for them hereunder.

                     11. DEFAULT BY THE INITIAL PURCHASER. If the Initial Purchaser shall breach its obligation to purchase the Units that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the Company for the purchase of such Units are not made within 36 hours after such default, this Agreement shall terminate with respect to the Initial Purchaser without liability on the part of the Company, and nothing herein shall relieve the Initial Purchaser from liability for such default.

                     12. INFORMATION SUPPLIED BY THE INITIAL PURCHASER. The statements set forth in the first and second sentences of the fourth paragraph, the fifth and sixth sentences of the sixth paragraph, the first and second sentences of the seventh paragraph, the first and second sentences of the ninth paragraph and the eleventh paragraph under the heading "Plan of Distribution" in the Offering Circular (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser or its counsel to the Company, Holdings or the Subsidiary Guarantors for the purposes of Sections 4(a) and 8 hereof.

                     13. MISCELLANEOUS.

(a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers, to: 575 Fifth Avenue, New York, New York 10017, Attention: Marc Perlowitz, Esq., with a copy to: Weil Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153,
     Attention: David P. Stone, Esq., and (ii) if to the Initial Purchaser, to:
     Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, CA, 90025, 12th Floor, New York, New York, 10022, Attention: Lloyd H. Feller, Esq., with a copy to: Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, Attention: Howard Sobel, Esq., (or in any case to such other address as the person to be notified may have requested in writing).

(b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, Holdings, the Subsidiary Guarantors, the Initial Purchaser and, to the extent provided in Section 8 hereof, the controlling persons and their respective agents, employees, officers, directors, partners, counsel, and shareholders referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase.

(c) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(d) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given; provided that the same are in writing and signed by all of the signatories hereto.

                     Please confirm that the foregoing correctly sets forth the agreement among the Company, Holdings or the Subsidiary Guarantors and the Initial Purchaser.


                           Very truly yours,

                           BARNEY'S, INC.





                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:  Steven M. Feldman
                               Title: Executive Vice President and Chief
                                      Financial Officer


                           BARNEYS NEW YORK, INC.




                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:   Steven M. Feldman
                               Title:  Executive Vice President and Chief
                                       Financial Officer


                           BARNEYS AMERICA, INC.




                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:   Steven M. Feldman
                               Title:  Executive Vice President and Chief
                                       Financial Officer


                           BARNEYS (CA) LEASE CORP.




                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:   Steven M. Feldman
                               Title:  Executive Vice President and Chief
                                       Financial Officer

                           BARNEYS (NY) LEASE CORP.


                           By:  /s/ STEVEN M. FELDMAN
                                ------------------------------------------------
                                Name:   Steven M. Feldman
                                Title:  Executive Vice President and Chief
                                        Financial Officer



                           BASCO ALL-AMERICAN SPORTSWEAR CORP.


                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                                Name:   Steven M. Feldman
                                Title:  Executive Vice President and Chief
                                        Financial Officer




                           BNY LICENSING CORP.


                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:  Steven M. Feldman
                               Title: Executive Vice President and Chief
                                      Financial Officer



                           BARNEYS AMERICA (CHICAGO) LEASE CORP.


                           By: /s/ STEVEN M. FELDMAN
                               -------------------------------------------------
                               Name:   Steven M. Feldman
                               Title:  Executive Vice President and Chief
                                       Financial Officer


Accepted and Agreed to:

 JEFFERIES & COMPANY, INC.



By: /s/ ADAM SOKOLOFF
   -----------------------------
    Name:  Adam Sokoloff
    Title: Managing Director

                                   SCHEDULE A
                                   ----------
                              SUBSIDIARY GUARANTORS
                              ---------------------


---------------------------------------------------------------------- -------------------------------------------------------------
                            Company Name                                                     State of Incorporation
                            ------------                                                     ----------------------
---------------------------------------------------------------------- -------------------------------------------------------------
                        BARNEYS AMERICA, INC                                                        Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                      BARNEYS (CA) LEASE CORP.                                                      Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                      BARNEYS (NY) LEASE CORP.                                                      Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                 BASCO ALL-AMERICAN SPORTSWEAR CORP.                                                New York
---------------------------------------------------------------------- -------------------------------------------------------------
                         BNY LICENSING CORP.                                                        Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                BARNEYS AMERICA (CHICAGO) LEASE CORP.                                               Delaware
---------------------------------------------------------------------- -------------------------------------------------------------



                                   SCHEDULE B
                                   ----------
                       MAJORITY-INTEREST HELD SUBSIDIARIES
                       -----------------------------------


---------------------------------------------------------------------- -------------------------------------------------------------
                            Company Name                                                     State of Incorporation
                            ------------                                                     ----------------------
---------------------------------------------------------------------- -------------------------------------------------------------
                        BARNEYS AMERICA, INC                                                        Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                      BARNEYS (CA) LEASE CORP.                                                      Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                      BARNEYS (NY) LEASE CORP.                                                      Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                 BASCO ALL-AMERICAN SPORTSWEAR CORP.                                                New York
---------------------------------------------------------------------- -------------------------------------------------------------
                         BNY LICENSING CORP.                                                        Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                BARNEYS AMERICA (CHICAGO) LEASE CORP.                                               Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
                        BARNEYS ASIA CO. LLC                                                        Delaware
---------------------------------------------------------------------- -------------------------------------------------------------
